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                                                                    EXHIBIT 32.2


                    CERTIFICATION BY CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of American Banknote Corporation (the "Company") on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick J. Gentile, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                             /s/ Patrick J. Gentile
                             ---------------------------
                             Patrick J. Gentile
                             Executive Vice President
                             and Chief Financial Officer